BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax
________________________________________________________________________________



New Issue Computational Materials


$485,000,000 Certificates (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,
Series 2004-RZ1


Residential Asset Mortgage Products, Inc.
Depositor

RAMP Series 2004-RZ1 Trust
Issuer

Residential Funding Corporation
Master Servicer




March 5, 2004




Expected Timing:   Pricing Date:            On or about March [__], 2004
                   Settlement Date:         On or about March [30], 2004
                   First Payment Date:      April 25, 2004


Structure:  Group I (FRM):           $[325] Million senior/subordinate structure
            Group II (ARM):          $[160] Million senior/subordinate structure
            Rating Agencies:         Moody's and Standard & Poor's

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax
________________________________________________________________________________


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================


                             GROUP I MORTGAGE LOANS

Summary                                                                           Total             Minimum     Maximum
------------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                                 $280,741,269.90
Number of Loans                                                                   1,946
Average Current Loan Balance                                                $144,265.81          $16,137.85 $620,551.27
(1) Original Loan-to-Value Ratio                                                102.34%              91.00%     107.00%
(1) Mortgage Rate                                                                7.855%              6.000%      9.875%
(1) Net Mortgage Rate                                                            7.525%              5.670%      9.545%
(1) Remaining Term to Stated Maturity (months)                                      356                 175         360
(1) (2) Credit Score                                                                712                 600         817
------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 100.00% of the Group I Mortgage Loans have Credit Scores.
------------------------------------------------------------------------------------------------------------------------

                                                                                                Percent of Cut-Off Date
                                                    Range                                          Principal Balance
         Product Type                               Fixed Rate                                               100.00%

         Fully Amortizing Mortgage Loans                                                                      99.45%

         Lien                                       First                                                    100.00%

         Property Type                              Single-family detached                                    69.58%
                                                    Planned Unit Developments (detached)                      11.86%
                                                    Condo Low-Rise (less than 5 stories)                       6.54%
                                                    Two- to four- family units                                 5.31%
                                                    Planned Unit Developments (attached)                       4.29%
                                                    Townhouse                                                  2.40%
                                                    Leasehold                                                  0.07%

         Documentation Type                         Full Documentation                                        86.47%
                                                    Reduced Documentation                                     13.53%

         Geographic Distribution                    California                                                12.94%
                                                    Florida                                                    7.48%
                                                    Texas                                                      5.71%
                                                    Virginia                                                   5.52%
                                                    Pennsylvania                                               4.99%
                                                    Arizona                                                    4.64%
                                                    Michigan                                                   4.42%

         Number of States (including DC)            51

         Largest Zip Code Concentration             89015                                                      0.42%

         Loans with Prepayment Penalties                                                                      53.74%

________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                 Credit Score Distribution of the Group I Loans

  ---------------------------------------------------------------------------------------------------------------------
             Range of              Number of                        Percentage of       Average      Weighted Average
                                                     Principal                                         Loan-to-Value
          Credit Scores          Mortgage Loans       Balance       Group I Loans  Principal Balance       Ratio
  ---------------------------------------------------------------------------------------------------------------------
    600 - 619                                88         $11,179,474          3.98%          $127,039           102.21%
    620 - 639                               140          18,236,233         6.50             130,259          101.90
    640 - 659                               131          18,818,765         6.70             143,655          102.14
    660 - 679                               102          14,661,732         5.22             143,742          102.19
    680 - 699                               275          44,087,891        15.70             160,320          104.67
    700 - 719                               204          32,026,405        11.41             156,992          104.38
    720 - 739                               377          54,104,228        19.27             143,513          101.90
    740 - 759                               304          44,100,340        15.71             145,067          101.11
    760 - 779                               214          28,742,028        10.24             134,309          100.64
    780 - 799                                96          12,750,573         4.54             132,818          100.62
    800 or greater                           15           2,033,600         0.72             135,573           99.92
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
              TOTAL:                      1,946        $280,741,270        100.00%          $144,266           102.34%
  ---------------------------------------------------------------------------------------------------------------------




                   Debt-to-Income Ratios of the Group I Loans

  ---------------------------------------------------------------------------------------------------------------------
              Range of               Number of                    Percentage    Average      Weighted      Weighted
                                                                                                           Average
           Debt-to-Income             Mortgage      Principal     of Group I   Principal     Average    Loan-to-Value
             Ratios (%)                Loans         Balance         Loans      Balance    Credit Score     Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    10.01% - 15.00%                           12       $1,353,119       0.48%     $112,760          732         99.41%
    15.01% - 20.00%                           34        3,499,720      1.25        102,933          744       100.41
    20.01% - 25.00%                           78        8,397,234      2.99        107,657          735       101.32
    25.01% - 30.00%                          185       22,937,751      8.17        123,988          726       101.83
    30.01% - 35.00%                          258       33,915,394     12.08        131,455          716       101.53
    35.01% - 40.00%                          450       63,625,631     22.66        141,390          719       102.03
    40.01% - 45.00%                          814      129,787,563     46.23        159,444          710       102.98
    45.01% - 50.00%                          115       17,224,857      6.14        149,781          647       102.01
  ---------------------------------------------------------------------------------------------------------------------
               TOTAL:                      1,946     $280,741,270     100.00%     $144,266          712        102.34%
  ---------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

            Original Mortgage Loan Principal Balances of the Group I


  ---------------------------------------------------------------------------------------------------------------------
        Range of Original          Number of                     Percentage      Average     Weighted      Weighted
                                                                     of                       Average      Average
          Mortgage Loan                            Principal       Group I      Principal    Credit     Loan-to-Value
      Principal Balances ($)     Mortgage Loans     Balance         Loans        Balance       Score        Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    $      1 - $100,000                     553      $41,349,048      14.73%         $74,772        710        101.29%
    $100,001 - $200,000                   1,072      155,006,411     55.21           144,596        712       102.15
    $200,001 - $300,000                     270       65,467,237     23.32           242,471        712       102.94
    $300,001 - $400,000                      41       14,236,413      5.07           347,230        707       104.10
    $400,001 - $500,000                       9        4,061,610      1.45           451,290        716       105.25
    $600,001 - $700,000                       1          620,551      0.22           620,551        736        96.00
  ---------------------------------------------------------------------------------------------------------------------
              TOTAL:                      1,946     $280,741,270     100.00%        $144,266        712        102.34%
  ---------------------------------------------------------------------------------------------------------------------





                     Net Mortgage Rates of the Group I Loans

  ---------------------------------------------------------------------------------------------------------------------
           Range of Net            Number of                      Percentage     Average     Weighted      Weighted
                                                                      of                      Average      Average
                                                   Principal       Group I      Principal    Credit     Loan-to-Value
        Mortgage Rates (%)       Mortgage Loans     Balance         Loans        Balance       Score        Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    5.5000% - 5.9999%                         2                         0.21%       $298,109        750        103.59%
                                                        $596,218
    6.0000% - 6.4999%                        24        4,479,759       1.60          186,657        747       102.68
    6.5000% - 6.9999%                       288       48,196,618      17.17          167,349        735       103.48
    7.0000% - 7.4999%                       686      101,296,949      36.08          147,663        731       102.51
    7.5000% - 7.9999%                       441       59,976,574      21.36          136,001        716       101.63
    8.0000% - 8.4999%                       277       38,183,490      13.60          137,847        671       101.46
    8.5000% - 8.9999%                       154       20,439,882       7.28          132,727        643       102.37
    9.0000% - 9.4999%                        67        6,919,049       2.46          103,269        629       102.40
    9.5000% - 9.9999%                         7          652,731       0.23           93,247        621       102.30
  ---------------------------------------------------------------------------------------------------------------------
              TOTAL:                      1,946     $280,741,270      100.00%       $144,266        712        102.34%
  ---------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                       Mortgage Rates of the Group I Loans

-----------------------------------------------------------------------------------------------------------------------
          Range of             Number of                     Percentage      Average      Weighted   Weighted Average
                                                                                           Average
                               Mortgage       Principal      of Group I     Principal      Credit      Loan-to-Value
     Mortgage Rates (%)          Loans         Balance          Loans        Balance        Score          Ratio
-----------------------------------------------------------------------------------------------------------------------
  6.0000% - 6.4999%                     2           $596,218       0.21%        $298,109         750           103.59%
  6.5000% - 6.9999%                    64         11,203,440      3.99           175,054         748          103.09
  7.0000% - 7.4999%                   412         66,225,857     23.59           160,742         736          103.04
  7.5000% - 7.9999%                   696        100,884,041     35.93           144,948         727          102.47
  8.0000% - 8.4999%                   372         49,465,649     17.62           132,972         710          101.08
  8.5000% - 8.9999%                   258         36,526,297     13.01           141,575         648          102.09
  9.0000% - 9.4999%                    94         10,959,530      3.90           116,591         638          102.55
  9.5000% - 9.9999%                    48          4,880,238      1.74           101,672         623          102.29
-----------------------------------------------------------------------------------------------------------------------
           TOTAL:                   1,946       $280,741,270     100.00%        $144,266         712           102.34%
-----------------------------------------------------------------------------------------------------------------------





               Original Loan-to-Value Ratios of the Group I Loans

-----------------------------------------------------------------------------------------------------------------------
      Range of Original        Number of                       Percentage         Average          Weighted Average
                                                                              of
                               Mortgage        Principal        Group I
  Loan-to-Value Ratios (%)       Loans          Balance          Loans       Principal Balance       Credit Score
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
  90.01% - 95.00%                     296         $31,172,936       11.10%              $105,314                 754
  95.01% - 100.00%                    490          72,230,200      25.73                 147,409                 720
  100.01% - 101.00%                    15           1,675,082       0.60                 111,672                 690
  101.01% - 102.00%                    31           5,573,152       1.99                 179,779                 710
  102.01% - 103.00%                   494          72,301,025      25.75                 146,358                 671
  103.01% - 104.00%                    73          12,607,912       4.49                 172,711                 727
  104.01% - 105.00%                    77          12,974,459       4.62                 168,499                 727
  105.01% - 106.00%                    78          12,407,734       4.42                 159,074                 731
  106.01% - 107.00%                   392          59,798,769      21.30                 152,548                 719
-----------------------------------------------------------------------------------------------------------------------
           TOTAL:                   1,946        $280,741,270      100.00%              $144,266                 712
-----------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

      Geographic Distribution of Mortgaged Properties of the Group I Loans

  ---------------------------------------------------------------------------------------------------------------------
    State or Territory      Number of                       Percentage      Average       Weighted    Weighted Average
                                                                              of
                            Mortgage        Principal        Group I       Principal       Average     Loan-to-Value
                              Loans          Balance          Loans         Balance     Credit Score       Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    California                      177        $36,314,997       12.94%        $205,169           720          102.35%
    Florida                         155         21,010,953       7.48           135,555           717         102.30
    Texas                           136         16,024,290       5.71           117,826           719         100.28
    Virginia                         85         15,506,678       5.52           182,432           708         103.51
    Pennsylvania                    101         14,008,663       4.99           138,700           720         103.92
    Arizona                          95         13,021,057       4.64           137,064           714         101.32
    Michigan                         97         12,421,510       4.42           128,057           704         102.21
    Ohio                             85          9,440,848       3.36           111,069           703         102.19
    Nevada                           56          9,109,954       3.24           162,678           720         101.62
    Maryland                         51          8,634,941       3.08           169,313           713         102.99
    Other(1)                        908        125,247,377      44.61           137,938           707         102.41
  ---------------------------------------------------------------------------------------------------------------------
          TOTAL:                  1,946       $280,741,270      100.00%        $144,266           712          102.34%
  ---------------------------------------------------------------------------------------------------------------------

1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.





                   Mortgage Loan Purpose of the Group I Loans

  ---------------------------------------------------------------------------------------------------------------------
         Loan Purpose          Number of                       Percentage     Average      Weighted   Weighted Average
                                                                   of                       Average
                                Mortgage       Principal        Group I      Principal      Credit     Loan-to-Value
                                 Loans          Balance          Loans        Balance        Score         Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    Purchase                         1,452       $208,804,657       74.38%       $143,805         720          101.80%
    Equity Refinance                   385         56,617,632      20.17          147,059         683         103.80
    Rate/Term Refinance                109         15,318,980       5.46          140,541         707         104.20
  ---------------------------------------------------------------------------------------------------------------------
            TOTAL:                   1,946       $280,741,270      100.00%       $144,266         712          102.34%
  ---------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

              Mortgage Loan Documentation Type of the Group I Loans

-----------------------------------------------------------------------------------------------------------------------
     Documentation Type       Number of                       Percentage of     Average    Weighted   Weighted Average
                                                                                            Average
                               Mortgage        Principal                       Principal   Credit      Loan-to-Value
                                Loans           Balance       Group I Loans     Balance      Score         Ratio
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
  Full Documentation                1,699        $242,767,356         86.47%      $142,888        706          102.73%
  Reduced Documentation               247          37,973,914        13.53         153,741        746          99.80
-----------------------------------------------------------------------------------------------------------------------
           TOTAL:                   1,946        $280,741,270        100.00%      $144,266        712          102.34%
-----------------------------------------------------------------------------------------------------------------------




                      Occupancy Types of the Group I Loans

-----------------------------------------------------------------------------------------------------------------------
         Occupancy            Number of                        Percentage     Average      Weighted   Weighted Average
                                                                   of                       Average
                               Mortgage        Principal        Group I      Principal      Credit     Loan-to-Value
                                Loans           Balance          Loans        Balance        Score         Ratio
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
  Primary Residence                 1,621        $245,776,563       87.55%       $151,620         706          103.20%
  Non Owner-occupied                  283          29,384,891      10.47          103,834         757          95.00
  Second/Vacation                      42           5,579,816       1.99          132,853         736         103.01
-----------------------------------------------------------------------------------------------------------------------
           TOTAL:                   1,946        $280,741,270      100.00%       $144,266         712          102.34%
-----------------------------------------------------------------------------------------------------------------------


                  Mortgaged Property Types of the Group I Loans

-----------------------------------------------------------------------------------------------------------------------
            Property Type              Number of                 Percentage     Average    Weighted   Weighted Average
                                                                                            Average
                                       Mortgage     Principal    of Group I    Principal   Credit      Loan-to-Value
                                         Loans       Balance        Loans       Balance      Score         Ratio
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
  Single-family detached                    1,390   $195,180,515      69.52%      $140,418        708          102.62%
  Planned Unit Developments (detached)        193     33,307,808     11.86         172,579        714         101.52
  Condo Low-Rise (less than 5 stories)        126     18,367,377      6.54         145,773        719         102.80
  Two- to four- family units                  107     14,914,989      5.31         139,392        732          99.50
  Planned Unit Developments (attached)         73     12,048,159      4.29         165,043        722         102.87
  Townhouse (attached)
                                               56      6,733,917      2.40         120,249        728         102.32
  Leasehold
                                                1        188,505      0.07         188,505        723         104.00
-----------------------------------------------------------------------------------------------------------------------
                TOTAL:                      1,946   $280,741,270     100.00%      $144,266        712          102.34%
-----------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                       Credit Grades of the Group I Loans

-----------------------------------------------------------------------------------------------------------------------
      Credit Grade          Number of                      Percentage     Average       Weighted     Weighted Average
                                                                              of
                            Mortgage        Principal        Group I     Principal       Average      Loan-to-Value
                              Loans          Balance          Loans       Balance     Credit Score        Ratio
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
  A1                                990       $139,521,088      49.70%       $140,930           750            101.23%
  A2                                454         72,812,222     25.94          160,379           698           104.70
  A3                                216         30,835,357     10.98          142,756           651           102.05
  A4                                286         37,572,603     13.38          131,373           644           102.10
-----------------------------------------------------------------------------------------------------------------------
         TOTAL:                   1,946       $280,741,270     100.00%       $144,266           712            102.34%
-----------------------------------------------------------------------------------------------------------------------



                  Prepayment Penalty Terms of the Group I Loans

-----------------------------------------------------------------------------------------------------------------------
 Prepayment Penalty Term    Number of                         Percentage     Average      Weighted    Weighted Average
                                                                              of
                            Mortgage         Principal         Group I      Principal      Average     Loan-to-Value
                              Loans           Balance           Loans        Balance    Credit Score       Ratio
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
  None                              894         $129,871,621       46.26%      $145,270           713          102.30%
  12 Months                          60            9,386,353       3.34         156,439           701         102.20
  24 Months                         186           25,833,868       9.20         138,892           728         100.69
  36 Months                         793          114,052,880      40.63         143,825           707         102.76
  60 Months                          10            1,250,726       0.45         125,073           699         103.28
  Other(1)                            3              345,821       0.12         115,274           727          98.14
-----------------------------------------------------------------------------------------------------------------------
         TOTAL:                   1,946         $280,741,270      100.00%      $144,266           712          102.34%
-----------------------------------------------------------------------------------------------------------------------

(1) Not 0, 12, 24, 36 or 60 months and not more than 60 months

________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================



                             GROUP II MORTGAGE LOANS

Summary                                                                           Total             Minimum     Maximum
------------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                                 $145,061,748.01
Number of Loans                                                                     852
Average Current Loan Balance                                                $170,260.27          $31,016.38 $537,934.45
(1) Original Loan-to-Value Ratio                                                101.39%              90.00%     107.00%
(1) Mortgage Rate                                                                7.134%              5.750%      8.990%
(1) Net Mortgage Rate                                                            6.804%              5.370%      8.660%
(1) Note Margin                                                                  4.435%              2.750%      8.625%
(1) Maximum Mortgage Rate                                                       13.133%             11.250%     14.990%
(1) Minimum Mortgage Rate                                                         4.814              2.750%      8.990%
(1) Term to Next Rate Adjustment Rate (months)                                       28                  18          37
(1) Remaining Term to Stated Maturity (months)                                      359                 347         360
(1) (2) Credit Score                                                                699                 600         818
------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 100.00% of the Group II Mortgage Loans have Credit Scores.
------------------------------------------------------------------------------------------------------------------------

                                                                                                Percent of Cut-Off Date
                                                    Range                                          Principal Balance
         Product Type                               Adjustable Rate                                          100.00%

         Fully Amortizing Mortgage Loans                                                                     100.00%

         Lien                                       First                                                    100.00%

         Property Type                              Single-family detached                                    64.05%
                                                    Planned Unit Developments (detached)                      16.56%
                                                    Condo Low-Rise (less than 5 stories)                       9.62%
                                                    Planned Unit Developments (attached)                       4.23%
                                                    Two- to four- family units                                 3.60%
                                                    Townhouse                                                  1.93%

         Geographic Distribution                    California                                                17.42%
                                                    Minnesota                                                  9.61%
                                                    Arizona                                                    9.16%
                                                    Nevada                                                     6.22%
                                                    Colorado                                                   5.86%
                                                    Maryland                                                   4.80%
                                                    Michigan                                                   4.25%


         Number of States (including DC)            45

         Largest Zip Code Concentration             22015                                                      0.66%

         Documentation Type                         Full Documentation                                        80.58%
                                                    Reduced Documentation                                     19.42%

         Loans with Prepayment Penalties                                                                      76.93%


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                 Credit Score Distribution of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
                Range of                 Number of                       Percentage of    Average    Weighted Average
                                                          Principal        Group II      Principal     Loan-to-Value
             Credit Scores             Mortgage Loans      Balance           Loans        Balance          Ratio
  ---------------------------------------------------------------------------------------------------------------------
    600 - 619                                      95        $13,333,066         9.19%      $140,348           101.13%
    620 - 639                                     107         17,347,958       11.96         162,130          100.89
    640 - 659                                      81         12,628,449        8.71         155,907          101.18
    660 - 679                                      55          8,174,289        5.64         148,623          101.82
    680 - 699                                      85         15,389,319       10.61         181,051          103.42
    700 - 719                                      65         14,309,486        9.86         220,146          102.23
    720 - 739                                     142         25,280,385       17.43         178,031          101.11
    740 - 759                                     118         19,911,145       13.73         168,739          100.92
    760 - 779                                      67         12,737,272        8.78         190,109          101.20
    780 - 799                                      32          5,200,856        3.59         162,527           98.93
    800 or greater                                  5            749,523        0.52         149,905          101.76
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
                 TOTAL:                           852       $145,061,748       100.00%      $170,260           101.39%
  ---------------------------------------------------------------------------------------------------------------------




                   Debt-to-Income Ratios of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
             Range of               Number of                    Percentage      Average       Weighted     Weighted
                                                                     of                         Average     Average
          Debt-to-Income            Mortgage       Principal      Group II      Principal       Credit    Loan-to-Value
            Ratios (%)                Loans         Balance        Loans         Balance         Score       Ratio
  ---------------------------------------------------------------------------------------------------------------------
    10.01% - 15.00%                           9                        0.89%         $143,181         722      100.96%
                                                     $1,288,632
    15.01% - 20.00%                          14       1,569,253       1.08            112,089         697      99.71
    20.01% - 25.00%                          29       3,959,054       2.73            136,519         726     101.34
    25.01% - 30.00%                          97      14,345,037       9.89            147,887         704     101.09
    30.01% - 35.00%                         173      27,797,678      19.16            160,680         707     100.97
    35.01% - 40.00%                         419      78,575,607      54.17            187,531         707     101.68
    40.01% - 45.00%                         111      17,526,486      12.08            157,896         634     101.24
  ---------------------------------------------------------------------------------------------------------------------
              TOTAL:                        852    $145,061,748      100.00%         $170,260         699      101.39%
  ---------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

            Original Mortgage Loan Principal Balances of the Group II

  ---------------------------------------------------------------------------------------------------------------------
        Range of Original        Number of                      Percentage     Average       Weighted      Weighted
                                                                    of                                     Average
          Mortgage Loan          Mortgage       Principal        Group II     Principal      Average    Loan-to-Value
     Principal Balances ($)        Loans         Balance          Loans        Balance     Credit Score     Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    $      1 - $100,000                 155        $11,872,995        8.18%        $76,600          685        101.02%
    $100,001 - $200,000                 452         66,364,679      45.75          146,825          692       101.05
    $200,001 - $300,000                 194         47,242,824      32.57          243,520          706       101.52
    $300,001 - $400,000                  36         12,574,180       8.67          349,283          702       102.03
    $400,001 - $500,000                  14          6,469,136       4.46          462,081          726       103.54
    $500,001 - $600,000                   1            537,934       0.37          537,934          731       100.00
  ---------------------------------------------------------------------------------------------------------------------
             TOTAL:                     852       $145,061,748      100.00%       $170,260          699        101.39%
  ---------------------------------------------------------------------------------------------------------------------



                    Net Mortgage Rates of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
          Range of Net          Number of                     Percentage     Average     Weighted    Weighted Average
                                                                  of                      Average
                                Mortgage       Principal       Group II     Principal     Credit      Loan-to-Value
       Mortgage Rates (%)         Loans         Balance         Loans        Balance       Score          Ratio
  ---------------------------------------------------------------------------------------------------------------------
    5.0000% - 5.4999%                    3          $987,931        0.68%      $329,310         755            105.16%
    5.5000% - 5.9999%                   58        13,887,361       9.57         239,437         739           102.40
    6.0000% - 6.4999%                  193        36,909,606      25.44         191,241         729           102.17
    6.5000% - 6.9999%                  241        41,014,390      28.27         170,184         722           100.41
    7.0000% - 7.4999%                  162        25,102,054      17.30         154,951         664           101.12
    7.5000% - 7.9999%                  117        17,077,160      11.77         145,959         635           101.32
    8.0000% - 8.4999%                   73         9,465,801       6.53         129,669         622           101.56
    8.5000% - 8.9999%                    5           617,445       0.43         123,489         622           102.64
  ---------------------------------------------------------------------------------------------------------------------
             TOTAL:                    852      $145,061,748      100.00%      $170,260         699            101.39%
  ---------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                      Mortgage Rates of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
           Range of           Number of                       Percentage     Average      Weighted   Weighted Average
                                                                              of
                              Mortgage        Principal        Group II     Principal     Average      Loan-to-Value
      Mortgage Rates (%)        Loans          Balance          Loans        Balance    Credit Score       Ratio
  ---------------------------------------------------------------------------------------------------------------------
    5.5000% - 5.9999%                 11          $2,991,569        2.06%      $271,961          733           105.38%
    6.0000% - 6.4999%                 92          20,456,366      14.10         222,352          738          102.48
    6.5000% - 6.9999%                210          38,117,284      26.28         181,511          728          101.71
    7.0000% - 7.4999%                246          40,856,068      28.16         166,082          712          100.40
    7.5000% - 7.9999%                151          23,676,742      16.32         156,800          646          101.14
    8.0000% - 8.4999%                 94          12,829,664       8.84         136,486          631          101.46
    8.5000% - 8.9999%                 48           6,134,057       4.23         127,793          623          101.36
  ---------------------------------------------------------------------------------------------------------------------
            TOTAL:                   852        $145,061,748      100.00%      $170,260          699           101.39%
  ---------------------------------------------------------------------------------------------------------------------


               Original Loan-to-Value Ratios of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
          Range of Original            Number of                      Percentage of      Average     Weighted Average
                                                       Principal                        Principal
       Loan-to-Value Ratios (%)      Mortgage Loans     Balance      Group II Loans      Balance       Credit Score
  ---------------------------------------------------------------------------------------------------------------------
    85.01% - 90.00%                               1                             0.09%       $134,775             770
                                                           $134,775
    90.01% - 95.00%                              78      10,623,533            7.32          136,199             739
    95.01% - 100.00%                            388      66,441,045           45.80          171,240             701
    100.01% - 101.00%                             7       1,330,474            0.92          190,068             679
    101.01% - 102.00%                            18       4,721,593            3.25          262,311             724
    102.01% - 103.00%                           217      33,883,623           23.36          156,146             659
    103.01% - 104.00%                            24       5,352,366            3.69          223,015             717
    104.01% - 105.00%                            16       2,746,692            1.89          171,668             716
    105.01% - 106.00%                            18       3,902,914            2.69          216,829             727
    106.01% - 107.00%                            85      15,924,733           10.98          187,350             723
  ---------------------------------------------------------------------------------------------------------------------
                TOTAL:                          852    $145,061,748           100.00%       $170,260             699
  ---------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

      Geographic Distribution of Mortgaged Properties of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
      State or Territory       Number of                     Percentage     Average       Weighted   Weighted Average
                                                                              of
                               Mortgage       Principal       Group II     Principal      Average      Loan-to-Value
                                 Loans         Balance         Loans        Balance     Credit Score       Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    California                        104       $25,269,811       17.42%       $242,979          718           102.01%
    Minnesota                          82        13,942,401       9.61          170,029          684           99.82
    Arizona                            89        13,291,153       9.16          149,339          695          101.18
    Nevada                             42         9,022,393       6.22          214,819          716          101.06
    Colorado                           41         8,500,291       5.86          207,324          706          102.26
    Maryland                           35         6,968,563       4.80          199,102          703          102.09
    Michigan                           48         6,160,229       4.25          128,338          681          100.63
    Virginia                           28         5,785,248       3.99          206,616          703          101.78
    Illinois                           37         5,683,806       3.92          153,616          674          101.72
    Ohio                               33         5,185,216       3.57          157,128          672          102.26
    Florida                            31         5,035,621       3.47          162,439          690          101.32
    Other(1)                          282        40,217,015      27.72          142,614          697          101.31
  ---------------------------------------------------------------------------------------------------------------------
            TOTAL:                    852      $145,061,748      100.00%       $170,260          699           101.39%
  ---------------------------------------------------------------------------------------------------------------------

1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.



                   Mortgage Loan Purpose of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
         Loan Purpose          Number of                     Percentage     Average       Weighted   Weighted Average
                                                                              of
                                Mortgage      Principal       Group II     Principal      Average      Loan-to-Value
                                 Loans         Balance         Loans        Balance     Credit Score       Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    Purchase                           643     $111,161,494       76.63%       $172,879          707           100.99%
    Equity Refinance                   182       29,184,423      20.12          160,354          667          102.57
    Rate/Term Refinance                 27        4,715,832       3.25          174,660          695          103.69
  ---------------------------------------------------------------------------------------------------------------------
            TOTAL:                     852     $145,061,748      100.00%       $170,260          699           101.39%
  ---------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

             Mortgage Loan Documentation Type of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
      Documentation Type      Number of                       Percentage     Average      Weighted   Weighted Average
                                                                              of
                               Mortgage       Principal        Group II     Principal     Average      Loan-to-Value
                                Loans          Balance          Loans        Balance    Credit Score       Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    Full Documentation                684       $116,889,793       80.58%      $170,892          688           101.86%
    Reduced Documentation             168         28,171,955      19.42         167,690          743           99.45
  ---------------------------------------------------------------------------------------------------------------------
            TOTAL:                    852       $145,061,748      100.00%      $170,260          699           101.39%
  ---------------------------------------------------------------------------------------------------------------------


                      Occupancy Types of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
          Occupancy           Number of                       Percentage     Average      Weighted   Weighted Average
                                                                              of
                               Mortgage       Principal        Group II     Principal     Average      Loan-to-Value
                                Loans          Balance          Loans        Balance    Credit Score       Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    Primary Residence                 774       $134,218,664       92.53%      $173,409          694           101.77%
    Non Owner-occupied                 58          7,614,060       5.25         131,277          755           94.91
    Second/Vacation                    20          3,229,024       2.23         161,451          757          101.22
  ---------------------------------------------------------------------------------------------------------------------
            TOTAL:                    852       $145,061,748      100.00%      $170,260          699           101.39%
  ---------------------------------------------------------------------------------------------------------------------


                 Mortgaged Property Types of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
               Property Type              Number of               Percentage    Average    Weighted   Weighted Average
                                                                      of                    Average
                                          Mortgage    Principal    Group II    Principal   Credit      Loan-to-Value
                                            Loans      Balance       Loans      Balance      Score         Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    Single-family detached                      571                    64.05%                     692          101.46%
                                                      $92,915,733                 $162,725
    Planned Unit Developments (detached)
                                                113    24,028,705     16.56        212,643        705         101.58
    Condo Low-Rise (less than 5 stories)
                                                 86    13,961,543      9.62        162,344        722         101.17
    Planned Unit Developments (attached)
                                                 34     6,134,674      4.23        180,432        705         102.32
    Two- to four- family units
                                                 34     5,220,477      3.60        153,543        716          99.33
    Townhouse
                                                 14     2,800,615      1.93        200,044        711         100.50
  ---------------------------------------------------------------------------------------------------------------------
                  TOTAL:
                                                852  $145,061,748     100.00%     $170,260        699          101.39%
  ---------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================


                       Credit Grades of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
       Credit Grade        Number of                         Percentage     Average       Weighted   Weighted Average
                                                                              of
                           Mortgage         Principal         Group II     Principal      Average      Loan-to-Value
                             Loans           Balance           Loans        Balance     Credit Score       Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    A1                             360          $63,178,165       43.55%       $175,495          749           100.89%
    A2                             143           28,540,381      19.67          199,583          700          102.88
    A3                             129           21,403,211      14.75          165,916          647          101.28
    A4                             220           31,939,992      22.02          145,182          633          101.15
  ---------------------------------------------------------------------------------------------------------------------
          TOTAL:                   852         $145,061,748      100.00%       $170,260          699           101.39%
  ---------------------------------------------------------------------------------------------------------------------





                 Prepayment Penalty Terms of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
    Prepayment Penalty     Number of                           Percentage     Average     Weighted   Weighted Average
                                                                   of                      Average
                           Mortgage          Principal          Group II     Principal    Credit       Loan-to-Value
           Term              Loans            Balance            Loans        Balance       Score          Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    None                           206            $33,459,549       23.07%       $162,425        700           101.23%
    12 Months                       53             10,367,489       7.15          195,613        708          101.27
    24 Months                      371             65,131,766      44.90          175,557        700          101.36
    36 Months                      221             35,949,060      24.78          162,665        692          101.64
    Other(1)                         1                153,885       0.11          153,885        609          103.00
  ---------------------------------------------------------------------------------------------------------------------
          TOTAL:                   852           $145,061,748      100.00%       $170,260        699           101.39%
  ---------------------------------------------------------------------------------------------------------------------

(1) Not 0, 12, 24 or 36 months and not more than 60 months



________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                       Note Margins of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
         Range of            Number of                        Percentage     Average      Weighted   Weighted Average
                                                                  of                       Average
                                              Principal        Group II     Principal      Credit      Loan-to-Value
     Note Margins (%)     Mortgage Loans       Balance          Loans        Balance        Score          Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    2.5000% - 2.9999%                   1           $222,659        0.15%       $222,659         725           100.00%
    3.0000% - 3.4999%                 326         57,916,859      39.93          177,659         748          100.99
    3.5000% - 3.9999%                  33          4,940,657       3.41          149,717         753          100.03
    4.0000% - 4.4999%                 127         25,834,541      17.81          203,422         701          103.05
    4.5000% - 4.9999%                  16          2,705,840       1.87          169,115         695          101.26
    5.0000% - 5.4999%                 109         18,630,709      12.84          170,924         649          101.20
    5.5000% - 5.9999%                  20          3,010,320       2.08          150,516         647          101.43
    6.0000% - 6.4999%                 176         25,775,511      17.77          146,452         633          101.00
    6.5000% - 6.9999%                  42          5,679,817       3.92          135,234         630          101.63
    7.5000% - 7.9999%                   1            143,985       0.10          143,985         669          103.00
    8.5000% - 8.9999%                   1            200,850       0.14          200,850         608          103.00
  ---------------------------------------------------------------------------------------------------------------------
          TOTAL:                      852       $145,061,748      100.00%       $170,260         699           101.39%
  ---------------------------------------------------------------------------------------------------------------------



                     Maximum Mortgage of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
     Range of Maximum        Number of                        Percentage     Average      Weighted   Weighted Average
                                                                  of                       Average
                                              Principal        Group II     Principal      Credit      Loan-to-Value
    Mortgage Rates (%)    Mortgage Loans       Balance          Loans        Balance        Score          Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    11.0000% - 11.9999%                12         $3,283,056        2.26%       $273,588         736           105.08%
    12.0000% - 12.9999%               301         58,442,410      40.29          194,161         731          101.98
    13.0000% - 13.9999%               396         64,259,246      44.30          162,271         688          100.67
    14.0000% - 14.9999%               143         19,077,036      13.15          133,406         628          101.41
  ---------------------------------------------------------------------------------------------------------------------
          TOTAL:                      852       $145,061,748      100.00%       $170,260         699           101.39%
  ---------------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                      (212) 272-2000;  (212) 272-7294  fax
________________________________________________________________________________



================================================================================
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
================================================================================

                     Minimum Mortgage of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
      Range of Minimum        Number of                         Percentage     Average     Weighted   Weighted Average
                                                                    of                      Average
                              Mortgage         Principal         Group II     Principal    Credit      Loan-to-Value
     Mortgage Rates (%)         Loans           Balance           Loans        Balance       Score         Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    2.0000% - 2.9999%                   1             $222,659        0.15%       $222,659        725          100.00%
    3.0000% - 3.9999%                 312           54,185,610      37.35          173,672        748         100.85
    4.0000% - 4.9999%                 129           26,649,988      18.37          206,589        703         103.01
    5.0000% - 5.9999%                 111           19,182,893      13.22          172,819        652         101.45
    6.0000% - 6.9999%                 188           28,248,137      19.47          150,256        646         101.33
    7.0000% - 7.9999%                  70           11,083,245       7.64          158,332        695         100.42
    8.0000% - 8.9999%                  41            5,489,216       3.78          133,883        628         101.16
  ---------------------------------------------------------------------------------------------------------------------
           TOTAL:                     852         $145,061,748      100.00%       $170,260        699          101.39%
  ---------------------------------------------------------------------------------------------------------------------



            Next Interest Rate Adjustment Dates of the Group II Loans

  ---------------------------------------------------------------------------------------------------------------------
      Next Interest Rate       Number of                      Percentage of    Average     Weighted   Weighted Average
                                                                                            Average
                               Mortgage        Principal        Group II      Principal    Credit      Loan-to-Value
        Adjustment Date          Loans          Balance           Loans        Balance       Score         Ratio
  ---------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------
    August 2005                         5            $658,704         0.45%       $131,741        670          101.98%
    September 2005                      7           1,727,662        1.19          246,809        666          99.34
    October 2005                       17           2,939,849        2.03          172,932        685         100.77
    November 2005                      29           5,435,502        3.75          187,431        677         101.31
    December 2005                     146          26,265,205       18.11          179,899        701         101.30
    January 2006                      175          26,538,453       18.29          151,648        691         101.49
    February 2006                     125          19,363,124       13.35          154,905        691         101.12
    March 2006                         10           1,524,832        1.05          152,483        714         100.92
    April 2006                          1             141,500        0.10          141,500        626         100.00
    July 2006                           1             127,887        0.09          127,887        738         100.00
    August 2006                         4             997,666        0.69          249,416        720         106.11
    September 2006                      3             598,828        0.41          199,609        671         101.08
    October 2006                        7           1,168,208        0.81          166,887        700         101.17
    November 2006                      18           3,241,185        2.23          180,066        702         100.74
    December 2006                      87          16,924,283       11.67          194,532        709         101.28
    January 2007                      130          22,382,764       15.43          172,175        706         101.86
    February 2007                      73          12,954,248        8.93          177,455        713         101.53
    March 2007                         14           2,071,850        1.43          147,989        682         101.07
  ---------------------------------------------------------------------------------------------------------------------
            TOTAL:                    852        $145,061,748       100.00%       $170,260        699          101.39%
  ---------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************